Money Market Funds

Prospectus and SAI Supplement

UBS Money Series

UBS Prime Reserves Fund

Supplement to the Prospectus and Statement of Additional Information dated January 11, 2016

January 28, 2016

Dear Investor:

Effective February 1, 2016 through March 31, 2016, UBS Asset Management (Americas) Inc. ("UBS AM") will voluntarily waive 0.10% of its management fee. UBS AM may voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive those fees. Waivers may affect UBS Prime Reserves Fund's performance.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-785